UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 15, 2007

THE HOME DEPOT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-8207	95-3261426
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2455 Paces Ferry Road, N.W. Atlanta, Georgia 30339

(Address of Principal Executive Offices) (Zip Code)

(770) 433-8211

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers	3
Item 9.01 Financial Statements and Exhibits	3
Signature	4
Exhibit Index	5

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)           On August 15, 2007, the Board of Directors of the Company elected Mr. Armando Codina as a director of the Company on the recommendation of the Nominating and Corporate Governance Committee. Mr. Codina was also appointed to serve as a member of the Board’s Leadership Development and Compensation Committee (“LDCC”) and IT Advisory Council.  Mr. Codina will participate in the standard non-employee director compensation arrangements described in the Company’s 2007 proxy statement as amended by the Board on August 16 as follows. On August 16, the Board reduced the Company match under the Board’s charitable contributions program from $100,000 to $10,000 per calendar year beginning in 2008 and eliminated director fees for attending Board, Board committee and annual shareholder meetings held after August 16.

(e)           On August 16, 2007, the LDCC amended The Home Depot FutureBuilder Restoration Plan, The Home Depot, Inc. Non-Employee Directors’ Deferred Stock Compensation Plan, and The Home Depot Deferred Compensation Plan For Officers (the “Officer Plan”) to comply with requirements of Section 409A of the Internal Revenue Code.  The LDCC also amended the Officer Plan to eliminate the fixed interest crediting rate.  Effective January 1, 2008, participants will elect to invest their account balances among an array of mutual funds and earnings will be based on fund returns.

Item 9.01.     Financial Statements and Exhibits.

Exhibit	Description

10.1	The Home Depot Deferred Compensation Plan for Officers
10.2	The Home Depot FutureBuilder Restoration Plan
10.3	The Home Depot, Inc. Non-Employees Directors’ Deferred Stock Compensation Plan
99.1	Press Release of The Home Depot, Inc. dated August 16, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

By:	/s/ Jack A. VanWoerkom
	Name:	Jack A. VanWoerkom
	Title:	Executive Vice President, Secretary and
General Counsel

Date:  August 20, 2007

EXHIBIT INDEX

Exhibit	Description

10.1	The Home Depot Deferred Compensation Plan for Officers
10.2	The Home Depot FutureBuilder Restoration Plan
10.3	The Home Depot, Inc. Non-Employees Directors’ Deferred Stock Compensation Plan
99.1	Press Release of The Home Depot, Inc. dated August 16, 2007